EXHIBIT 32

Certification Pursuant to 18 U.S.C. Section 1350,

as Adopted Pursuant to

Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Annual Report on Form 10-K of Chicago Rivet & Machine Co. (the "Company") for the year ended December 31, 2023 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, the Chief Executive Officer and Chief Financial Offier of the Company, each hereby certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that, to the best of his knowledge:

(1)The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Gregory D. Rizzo

Name:Gregory D. Rizzo

Title:Chief Executive Officer

(Principal Executive Officer)

Date:March 28, 2024

/s/ Joel M. Brown

Name:Joel M. Brown

Title:Chief Financial Officer

(Principal Financial and Accounting Officer)

Date:March 28, 2024